Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended December 31		Variance
	2003	2002	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$112,274	$115,446	$(3,172)	-2.7%
Interest expense	31,624	38,103	(6,479)	-17.0%

Net Interest Income	80,650	77,343	3,307	4.3%
Provision for loan losses	2,190	2,070	120	5.8%
Investment securities gains	5,825	2,945	2,880	97.8%
Other income	27,450	28,036	(586)	-2.1%
Other expenses	60,679	57,531	3,148	5.5%

Income Before Income Taxes	51,056	48,723	2,333	4.8%
Income taxes	15,363	14,816	547	3.7%

Net Income	$35,693	$33,907	$1,786	5.3%

Fully taxable equivalent (FTE) net interest income	$83,056	$79,697	$3,359	4.2%

PER-SHARE DATA:
Net Income:
Basic	$0.33	$0.32	$0.01	3.1%
Diluted	0.33	0.32	0.01	3.1%

Cash Dividends	0.160	0.143	0.017	11.9%

ENDING BALANCES:
Total assets	$9,767,288	$8,387,778	$1,379,510	16.4%
Loans, net of unearned income	6,159,994	5,317,068	842,926	15.9%
Deposits	6,751,783	6,245,528	506,255	8.1%
Short-term borrowings	1,346,711	632,194	714,517	113.0%
Long-term debt	618,730	535,555	83,175	15.5%
Shareholders’ equity	946,936	863,742	83,194	9.6%

AVERAGE BALANCES:
Total assets	$9,472,010	$8,172,389	$1,299,621	15.9%
Loans, net of unearned income	5,935,683	5,333,135	602,548	11.3%
Deposits	6,814,421	6,234,854	579,567	9.3%
Short-term borrowings	1,046,485	461,467	585,018	126.8%
Long-term debt	588,125	526,902	61,223	11.6%
Shareholders’ equity	924,348	849,434	74,914	8.8%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Year Ended December 31		Variance
	2003	2002	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$435,531	$469,288	$(33,757)	-7.2%
Interest expense	131,094	158,219	(27,125)	-17.1%

Net Interest Income	304,437	311,069	(6,632)	-2.1%
Provision for loan losses	9,705	11,900	(2,195)	-18.4%
Investment securities gains	19,853	8,992	10,861	120.8%
Other income	117,134	106,791	10,343	9.7%
Other expenses	234,176	225,536	8,640	3.8%

Income Before Income Taxes	197,543	189,416	8,127	4.3%
Income taxes	59,363	56,468	2,895	5.1%

Net Income	$138,180	$132,948	$5,232	3.9%

Fully taxable equivalent (FTE) net interest income	$314,135	$320,262	$(6,127)	-1.9%

PER-SHARE DATA:
Net Income:
Basic	$1.29	$1.23	$0.06	4.9%
Diluted	1.28	1.23	0.05	4.1%

Cash Dividends	0.623	0.558	0.065	11.6%

AVERAGE BALANCES:
Total assets	$8,802,138	$7,900,500	$901,638	11.4%
Loans, net of unearned income	5,589,663	5,381,955	207,708	3.9%
Deposits	6,505,371	6,052,667	452,704	7.5%
Short-term borrowings	738,527	434,402	304,125	70.0%
Long-term debt	566,437	476,415	90,022	18.9%
Shareholders’ equity	894,469	838,213	56,256	6.7%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	December 31 2003	September 30 2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$112,274	$105,907	$6,367	6.0%
Interest expense	31,624	32,128	(504)	-1.6%

Net Interest Income	80,650	73,779	6,871	9.3%
Provision for loan losses	2,190	2,190	—	0.0%
Investment securities gains	5,825	6,990	(1,165)	-16.7%
Other income	27,450	30,523	(3,073)	-10.1%
Other expenses	60,679	59,550	1,129	1.9%

Income Before Income Taxes	51,056	49,552	1,504	3.0%
Income taxes	15,363	15,170	193	1.3%

Net Income	$35,693	$34,382	$1,311	3.8%

Fully taxable equivalent (FTE) net interest income	$83,056	$76,242	$6,814	8.9%

PER-SHARE DATA:
Net Income:
Basic	$0.33	$0.32	$0.01	3.1%
Diluted	0.33	0.32	0.01	3.1%
Cash Dividends	0.160	0.160	—	0.0%

ENDING BALANCES:
Total assets	$9,767,288	$9,280,289	$486,999	5.2%
Loans, net of unearned income	6,159,994	5,844,788	315,206	5.4%
Deposits	6,751,783	6,834,167	(82,384)	-1.2%
Short-term borrowings	1,346,711	789,157	557,554	70.7%
Long-term debt	618,730	596,341	22,389	3.8%
Shareholders’ equity	946,936	927,476	19,460	2.1%

AVERAGE BALANCES:
Total assets	$9,472,010	$9,016,543	$455,467	5.1%
Loans, net of unearned income	5,935,683	5,683,795	251,888	4.4%
Deposits	6,814,421	6,704,347	110,074	1.6%
Short-term borrowings	1,046,485	695,550	350,935	50.5%
Long-term debt	588,125	595,466	(7,341)	-1.2%
Shareholders’ equity	924,348	922,586	1,762	0.2%

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	December 31
	2003	2002
	(in thousands)
ASSETS
Cash and due from banks	$300,966	$314,857
Interest-bearing deposits	4,559	7,899
Mortgage loans held for sale	32,761	70,475
Investment securities	2,927,150	2,416,291

Loans, net of unearned income	6,159,994	5,317,068
Less: Allowance for loan losses	(77,700)	(71,920)

Net Loans	6,082,294	5,245,148

Premises and equipment	120,777	123,450
Accrued interest receivable	34,407	42,675
Goodwill	127,202	61,048
Other assets	137,172	105,935

Total Assets	$9,767,288	$8,387,778

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest bearing	$1,262,214	$1,118,227
Interest-bearing	5,489,569	5,127,301

Total Deposits	6,751,783	6,245,528

Short-term borrowings:
Securities sold under agreements to repurchase	408,697	297,556
Federal funds purchased	933,000	330,000
Demand notes of U.S. Treasury	5,014	4,638

Total Short-Term Borrowings	1,346,711	632,194

Accrued interest payable	24,579	27,608
Other liabilities	78,549	77,651
Long-term debt	618,730	535,555
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	—	5,500

Total Liabilities	8,820,352	7,524,036

Shareholders’ equity:
Common stock	284,480	259,943
Additional paid in capital	633,588	481,028
Retained earnings	117,373	138,501
Accumulated other comprehensive income	12,267	34,801
Less: Treasury stock, at cost	(100,772)	(50,531)

Total Shareholders’ Equity	946,936	863,742

Total Liabilities and Shareholders’ Equity	$9,767,288	$8,387,778

LOANS AND DEPOSITS DETAIL:

Loans, by type:
Commercial, financial and agricultural	$1,948,969	$1,679,100
Real estate—construction	307,109	248,565
Real estate—residential mortgage	1,324,612	1,244,783
Real estate—commercial mortgage	1,992,649	1,527,143
Consumer	516,586	543,040
Leasing and other	70,069	74,437

Total Loans, net of unearned income	$6,159,994	$5,317,068

Deposits, by type:
Noninterest-bearing demand	$1,262,214	$1,118,227
Interest-bearing demand	1,289,947	1,061,277
Savings deposits	1,751,475	1,529,117
Time deposits	2,448,147	2,536,907

Total Deposits	$6,751,783	$6,245,528

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended December 31		Year Ended December 31
	2003	2002	2003	2002
	(in thousands)
Interest Income:
Loans, including fees	$86,581	$89,341	$341,393	$370,318
Investment securities:
Taxable	21,814	21,836	77,450	84,139
Tax-exempt	2,650	2,474	10,436	9,835
Dividends	871	1,095	4,076	4,066
Other interest income	358	700	2,176	930

Total Interest Income	112,274	115,446	435,531	469,288

Interest Expense:
Deposits	21,718	29,627	94,198	125,394
Short-term borrowings	2,413	1,518	7,373	6,598
Long-term debt	7,493	6,958	29,523	26,227

Total Interest Expense	31,624	38,103	131,094	158,219

Net Interest Income	80,650	77,343	304,437	311,069
Provision for Loan Losses	2,190	2,070	9,705	11,900

Net Interest Income after Provision	78,460	75,273	294,732	299,169

Other Income:
Investment management & trust services	8,219	7,481	33,898	29,114
Service charges on deposit accounts	9,973	9,912	38,500	37,502
Other service charges and fees	4,784	4,672	18,860	17,743
Mortgage banking income	3,590	5,283	21,482	17,154
Investment securities gains	5,825	2,945	19,853	8,992
Other	884	688	4,394	5,278

Total Other Income	33,275	30,981	136,987	115,783

Other Expenses:
Salaries and employee benefits	35,289	32,354	138,619	129,355
Net occupancy expense	5,027	4,594	19,896	17,705
Equipment expense	2,619	2,921	10,505	11,295
Data processing	3,028	2,787	11,532	11,968
Advertising	1,450	1,536	6,039	6,525
Intangible amortization	718	760	2,059	1,838
Other	12,548	12,579	45,526	46,850

Total Other Expenses	60,679	57,531	234,176	225,536

Income Before Income Taxes	51,056	48,723	197,543	189,416
Income Taxes	15,363	14,816	59,363	56,468

Net Income	$35,693	$33,907	$138,180	$132,948

FULTON FINANCIAL CORPORATION

PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

	Quarter Ended December 31		Year Ended December 31
	2003	2002	2003	2002
PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.32	$1.29	$1.23
Diluted	0.33	0.32	1.28	1.23

Cash Dividends	$0.160	$0.143	$0.623	$0.558
Book Value	8.75	8.14	—	—
Tangible Book Value	7.41	7.46	—	—

Weighted average shares (basic)	108,434	106,418	106,922	107,768
Weighted average shares (diluted)	109,406	107,028	107,748	108,475
Shares outstanding, end of period	108,255	106,162	—	—

FINANCIAL RATIOS:
Return on Average Assets	1.50%	1.65%	1.57%	1.68%
Return on Average Equity	15.32%	15.84%	15.45%	15.86%
Net Interest Margin	3.73%	4.17%	3.82%	4.35%
Efficiency Ratio	54.3%	52.7%	53.8%	52.4%
Average Equity to Average Assets	9.8%	10.4%	10.2%	10.6%

FULTON FINANCIAL CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

	Quarter Ended December 31		Year Ended December 31
	2003	2002	2003	2002
	(In thousands)
ASSETS
Interest-earning assets:
Loans and leases	$5,935,683	$5,333,135	$5,589,663	$5,381,950
Taxable investment securities	2,455,589	1,859,278	2,170,889	1,605,077
Tax-exempt investment securities	284,705	233,457	266,426	229,938
Equity securities	128,660	125,955	129,584	113,422
Short-term investments	41,672	59,930	47,122	27,741

Total Interest-Earning Assets	8,846,309	7,611,755	8,203,684	7,358,128

Non-interest earning assets:
Cash and due from banks	280,959	266,969	279,980	253,503
Premises and equipment	121,659	123,138	123,172	123,658
Other assets	301,736	243,792	270,611	238,441
Less: Allowance for loan losses	(78,653)	(73,265)	(75,309)	(73,230)

Total Assets	$9,472,010	$8,172,389	$8,802,138	$7,900,500

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,281,107	$1,032,170	$1,158,333	$910,934
Savings deposits	1,775,817	1,546,858	1,655,325	1,516,832
Time deposits	2,488,880	2,583,932	2,496,234	2,579,441

Total Interest-Bearing Deposits	5,545,804	5,162,960	5,309,892	5,007,207

Short-term borrowings	1,046,485	461,467	738,527	434,402
Long-term debt	588,125	526,902	566,437	476,415

Total Interest-Bearing Liabilities	7,180,414	6,151,329	6,614,856	5,918,024

Noninterest-bearing liabilities:
Demand deposits	1,268,617	1,071,894	1,195,479	1,045,460
Other	98,631	99,716	97,334	98,803

Total Liabilities	8,547,662	7,322,939	7,907,669	7,062,287

Shareholders’ equity	924,348	849,434	894,469	838,213

Total Liabilities and Shareholders’ Equity	$9,472,010	$8,172,373	$8,802,138	$7,900,500

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:

Loans and leases (1)	5.79%	6.65%	6.11%	6.88%
Taxable investment securities	3.52%	4.66%	3.57%	5.24%
Tax-exempt investment securities (1)	3.69%	4.20%	3.92%	4.28%
Equity securities (1)	2.69%	3.45%	3.15%	3.58%
Short-term investments	3.41%	4.64%	4.62%	3.35%

Total Interest-Earning Assets	5.04%	6.02%	5.31%	6.38%

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:

Demand deposits	0.45%	0.79%	0.52%	0.73%
Savings deposits	0.60%	0.95%	0.65%	1.08%
Time deposits	2.80%	3.66%	3.10%	3.96%
Short-term borrowings	0.91%	1.31%	1.00%	1.52%
Long-term debt	5.05%	5.24%	5.21%	5.51%

Total Interest-Bearing Liabilities	1.75%	2.46%	1.98%	2.67%

NET INTEREST MARGIN (FTE)	3.73%	4.17%	3.82%	4.35%

(1)	Yields are not fully-taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended December 31		Year Ended December 31
	2003	2002	2003	2002
	(in thousands)
Gross Charge-offs	$3,463	$3,810	$13,228	$15,670
Recoveries	1,117	971	3,830	3,818

Net Charge-offs	$2,346	$2,839	$9,398	$11,852

Net Charge-offs to average loans	0.16%	0.21%	0.17%	0.22%

Non-Accrual Loans	$22,422	$24,090
Accruing Loans 90+ Days Overdue	9,609	14,095
Other Real Estate Owned	585	938

Total Non-Performing Assets	$32,616	$39,123

Non-accrual loans to total loans	0.36%	0.45%
Non-performing assets to total loans and OREO	0.53%	0.74%
Non-performing assets to total assets	0.33%	0.47%
Allowance to Loans	1.26%	1.35%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	December 31 2003	September 30 2003
	(in thousands)
Interest Income:
Loans, including fees	$86,581	$85,159
Investment securities:
Taxable	21,814	16,512
Tax-exempt	2,650	2,740
Dividends	871	904
Other interest income	358	592

Total Interest Income	112,274	105,907

Interest Expense:
Deposits	21,718	22,773
Short-term borrowings	2,413	1,515
Long-term debt	7,493	7,840

Total Interest Expense	31,624	32,128

Net Interest Income	80,650	73,779
Provision for Loan Losses	2,190	2,190

Net Interest Income after Provision	78,460	71,589

Other Income:
Investment management & trust services	8,219	8,527
Service charges on deposit accounts	9,973	9,810
Other service charges and fees	4,784	4,782
Mortgage banking income	3,590	6,100
Investment securities gains	5,825	6,990
Other	884	1,304

Total Other Income	33,275	37,513

Other Expenses:
Salaries and employee benefits	35,289	35,516
Net occupancy expense	5,027	4,982
Equipment expense	2,619	2,618
Data processing	3,028	2,864
Advertising	1,450	1,570
Intangible amortization	718	622
Other	12,548	11,378

Total Other Expenses	60,679	59,550

Income Before Income Taxes	51,056	49,552
Income Taxes	15,363	15,170

Net Income	$35,693	$34,382

FULTON FINANCIAL CORPORATION

PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

	Quarter Ended
	December 31 2003	September 30 2003
PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.32
Diluted	0.33	0.32

Cash Dividends	$0.160	$0.160
Book Value	8.75	8.54
Tangible Book Value	7.41	7.23

Weighted average shares (basic)	108,434	107,856
Weighted average shares (diluted)	109,406	108,731
Shares outstanding, end of period	108,255	108,561

FINANCIAL RATIOS:
Return on Average Assets	1.50%	1.51%
Return on Average Equity	15.32%	14.79%
Net Interest Margin	3.73%	3.62%
Efficiency Ratio	54.3%	55.2%
Average Equity to Average Assets	9.8%	10.2%

FULTON FINANCIAL CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

	Quarter Ended
	December 31 2003	September 30 2003
	(In thousands)
ASSETS
Interest-earning assets:
Loans and leases	$5,935,683	$5,683,795
Taxable investment securities	2,455,589	2,218,352
Tax-exempt investment securities	284,705	287,297
Equity securities	128,660	128,064
Short-term investments	41,672	51,398

Total Interest-Earning Assets	8,846,309	8,368,906

Non-interest earning assets:
Cash and due from banks	280,959	302,248
Premises and equipment	121,659	125,835
Other assets	301,736	296,300
Less: Allowance for loan losses	(78,653)	(76,746)

Total Assets	$9,472,010	$9,016,543

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,281,107	$1,213,594
Savings deposits	1,775,817	1,709,803
Time deposits	2,488,880	2,522,767

Total Interest-Bearing Deposits	5,545,804	5,446,164
Short-term borrowings	1,046,485	695,550
Long-term debt	588,125	595,466

Total Interest-Bearing Liabilities	7,180,414	6,737,180

Noninterest-bearing liabilities:
Demand deposits	1,268,617	1,258,183
Other	98,631	98,594

Total Liabilities	8,547,662	8,093,957

Shareholders’ equity	924,348	922,586

Total Liabilities and Shareholders’ Equity	$9,472,010	$9,016,543

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
Loans and leases (1)	5.79%	5.94%
Taxable investment securities	3.52%	2.95%
Tax-exempt investment securities (1)	3.69%	3.78%
Equity securities (1)	2.69%	2.80%
Short-term investments	3.41%	4.57%

Total Interest-Earning Assets	5.04%	5.02%

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
Demand deposits	0.45%	0.47%
Savings deposits	0.60%	0.57%
Time deposits	2.80%	2.97%
Short-term borrowings	0.91%	0.86%
Long-term debt	5.05%	5.22%

Total Interest-Bearing Liabilities	1.75%	1.89%

NET INTEREST MARGIN (FTE)	3.73%	3.62%

(1)	Yields are not fully-taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended
	December 31 2003	September 30 2003
	(in thousands)
Gross Charge-offs	$3,463	$2,854
Recoveries	1,117	807

Net Charge-offs	$2,346	$2,047

Net Charge-offs to average loans	0.16%	0.14%

Non-Accrual Loans	$22,422	$27,155
Accruing Loans 90+ Days Overdue	9,609	10,286
Other Real Estate Owned	585	952

Total Non-Performing Assets	$32,616	$38,393

Non-accrual loans to total loans	0.36%	0.46%
Non-performing assets to total loans and OREO	0.53%	0.66%
Non-performing assets to total assets	0.33%	0.41%
Allowance to Loans	1.26%	1.33%